UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021  (July 12, 2021)

Howard Bancorp, Inc.
(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events..

On July 13, 2021, Howard Bancorp, Inc. (“Howard”), the parent company of Howard Bank and F.N.B. Corporation (“F.N.B.”), the parent company of First National Bank of Pennsylvania, issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of July 12, 2021, pursuant to which Howard will merge with and into F.N.B.  A copy of the joint press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

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Cautionary Statement Regarding Forward-Looking Information
This Current Report on Form 8-K, and the document filed herewith, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of F.N.B. and Howard with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the transaction.
Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. Forward-looking statements are subject to risks, uncertainties and assumptions which may change over time or as a result of unforeseen circumstances.  Future events or circumstances may change expectations or outlook and may affect the nature of the assumptions, risks and uncertainties to which forward-looking statements are subject.  The forward-looking statements in this Current Report on Form 8-K  pertain only to the date hereof, and F.N.B. and Howard disclaim any obligation to update or revise any forward-looking statements, except as required by law. Actual results or future events may differ, possibly materially, from those that are anticipated in these forward-looking statements. Accordingly, we caution against placing undue reliance on any forward-looking statements.
Forward-looking statements contained in this Form 8-K, and the document filed herewith, are subject to, among others, the following risks, uncertainties and assumptions:
●
The possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where F.N.B. and Howard do business, or as a result of other unexpected factors or events;

●
Completion of the transaction is dependent on the satisfaction of customary closing conditions, including approval by Howard stockholders, which cannot be assured, and the timing and completion of the transaction is dependent on various factors that cannot be predicted with precision at this point;

●	The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
●
Completion of the transaction is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the merger transaction;

●	Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
●	The outcome of any legal proceedings that may be instituted against F.N.B. or Howard;
●	Subsequent federal legislative and regulatory actions and reforms affecting the financial institutions’ industry may substantially impact the economic benefits of the proposed merger;
●
Unanticipated challenges or delays in the integration of Howard’s business into F.N.B.’s and or the conversion of Howard’s technology systems and customer data may significantly increase the expense associated with the transaction; and

●
Other factors that may affect future results of F.N.B. and Howard including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to F.N.B.’s and Howard’s respective businesses and activities generally that are disclosed in F.N.B.’s 2020 Annual Report on Form 10-K and in other documents F.N.B. files with the SEC, and in Howard’s 2020 Annual Report on Form 10-K and in other documents Howard files with the SEC. F.N.B.’s and Howard’s SEC filings are accessible on the SEC website at www.sec.gov.

Additional Information About the Merger and Where to Find It

This Form 8-K is being made in respect of the proposed merger transaction between F.N.B. and Howard. In connection with the proposed merger, F.N.B. will file a registration statement on Form S-4 with the SEC to register F.N.B.’s shares that will be issued to Howard’s stockholders in connection with the merger. The registration statement will include a proxy statement of Howard and a prospectus of F.N.B., as well as other relevant documents concerning the proposed transaction.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. and Howard have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One North Shore Center, Pittsburgh, PA, 15212, telephone: (724) 983-3317; and may obtain free copies of the documents Howard has filed with the SEC by contacting Joseph Howard, Chief Legal Officer, Howard Bancorp, Inc., 3301 Boston Street, Baltimore, MD 21224, telephone: (443) 573-2664.

Participants in the Solicitation

F.N.B. and Howard and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from Howard’s stockholders in connection with the proposed merger. Information regarding F.N.B.’s directors and executive officers is contained in F.N.B.’s Proxy Statement on Schedule 14A, dated March 26, 2021 and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Information regarding Howard’s directors and executive officers is contained in Howard’s Proxy Statement on Schedule 14A, dated April 13, 2021, and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release dated July 13, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated: July 13, 2021

	By:	/s/ Mary Ann Scully
Name: Mary Ann Scully
Title: Chief Executive Officer